EMPOWER FUNDS, INC.
Empower T. Rowe Price Mid Cap Growth Fund
Institutional Class Ticker: MXYKX
Investor Class Ticker: MXMGX
(the “Fund”)
Supplement dated January 8, 2025, to the Prospectus and Summary Prospectus for the Fund, each dated April 30, 2024, as supplemented, and Statement of Additional Information (“SAI”) for the Fund, dated December 11, 2024, as supplemented
Effective January 1, 2025, Donald J. Easley, CFA, and Ashley R. Woodruff, CFA, became portfolio managers of the Fund. Accordingly, the following changes are made to the Fund’s Prospectus, Summary Prospectus and SAI, as applicable:
Under the “Fund Summary” header of the Prospectus and Summary Prospectus, the second to last paragraph of the “Principal Investment Strategies” section is revised to state the following:
In pursuing its investment objective, the portfolio managers have the discretion to purchase securities that do not meet the Fund’s normal investment criteria. These special situations might arise when the portfolio managers believe a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development. The Fund may also invest up to 25% of its total assets in foreign securities.
Under the “Fund Summary” header of the Prospectus and Summary Prospectus, Management Risk in the “Principal Investment Risks” section is revised to state the following:
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Under the “Fund Summary” header of the Prospectus and Summary Prospectus, the “Portfolio Manager” section is hereby deleted in its entirety and replaced with the following:
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Brian W.H. Berghuis, CFA	Vice President of T. Rowe Price Group, Inc. & T. Rowe Price	1997
Donald J. Easley, CFA	Vice President of T. Rowe Price Group, Inc. & T. Rowe Price	2025
Ashley R. Woodruff, CFA	Vice President of T. Rowe Price Group, Inc. & T. Rowe Price	2025
Under the “More Information About the Fund” header of the Prospectus, the fourth paragraph of the “Principal Investment Strategies” section is revised to state the following:
In pursuing its investment objective, the portfolio managers have the discretion to purchase securities that do not meet the Fund’s normal investment criteria. These special situations might arise when the portfolio managers believe a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development. The Fund may also invest up to 25% of its total assets in foreign securities.
Under the “More Information About the Fund” header of the Prospectus, Management Risk in the “Principal Investment Risks” section is revised to state the following:
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Under the “Management and Organization” header of the Prospectus, the first five paragraphs of the “Sub-Adviser” section are hereby deleted in their entirety and replaced with the following:
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
T. Rowe Price, a Maryland corporation with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202, is registered as an investment adviser pursuant to the Advisers Act. Founded in 2020, T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Associates, Inc.
The Fund is managed by an Investment Advisory Committee co-chaired by Brian W.H. Berghuis, CFA, Donald J. Easley, CFA, and Ashley R. Woodruff, CFA. The committee co-chairs have day-to-day responsibility for managing the Fund and work with the committee in developing and executing the Fund’s investment program.
•Mr. Berghuis, Vice President of T. Rowe Price Group, Inc. & T. Rowe Price, has served as portfolio manager of the Fund since 1997 and joined T. Rowe Price in 1985.
•Mr. Easley, Vice President of T. Rowe Price Group, Inc. & T. Rowe Price, has served as portfolio manager of the Fund since 2025 and joined T. Rowe Price in 2000.
•Ms. Woodruff, Vice President of T. Rowe Price Group, Inc. & T. Rowe Price, has served as portfolio manager of the Fund since 2025. She worked for T. Rowe Price from 2007-2013 and rejoined T. Rowe Price in 2018.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
Under the “Portfolio Managers” header of the SAI, the “Other Accounts Managed” table in the “T. Rowe Price Investment Management, Inc.” section is hereby deleted in its entirety and replaced with the following:
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brian W.H. Berghuis, CFA	8	$47,409	6	$11,883	3	$473	0	$0	0	$0	0	$0
Donald J. Easley, CFA*	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
Ashley R. Woodruff, CFA*	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
* Mr. Easley and Ms. Woodruff became portfolio managers of the Fund on January 1, 2025; the information provided is as of November 30, 2024.
Under the “Portfolio Managers” header of the SAI, the “Ownership of Securities” sub-section in the “T. Rowe Price Investment Management, Inc.” section is hereby deleted in its entirety and replaced with the following:
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of January 8, 2025.
This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus for the Fund, each dated April 30, 2024, as supplemented, and SAI for the Fund, dated December 11, 2024, as supplemented.
Please keep this Supplement for future reference.